EXHIBIT B.15

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Class A Common Stock, $0.01 par value, of AMC Networks Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Date: December 31, 2024

*
Charles F. Dolan

/s/ James L. Dolan
James L. Dolan

/s/ Thomas C. Dolan
Thomas C. Dolan

+

Patrick F. Dolan

*
Kathleen M. Dolan

*
Marianne Dolan Weber

*
Deborah A. Dolan-Sweeney

*
Corby Dolan Leinauer

*
Mary S. Dolan

*
Paul J. Dolan

*
Matthew J. Dolan

/s/ Brian G. Sweeney
Brian G. Sweeney

*
Kristin Dolan

Charles F. Dolan 2009 REVOCABLE TRUST

/s/ Brian G. Sweeney
By: Brian G. Sweeney, Trustee

Charles F. Dolan Children Trust FBO Kathleen M. Dolan

Charles F. Dolan Children Trust FBO James L. Dolan

*
By: Kathleen M. Dolan, Trustee

*
By: Paul J. Dolan, Trustee

Charles F. Dolan Children Trust FBO Marianne Dolan Weber

Charles F. Dolan Children Trust FBO Thomas C. Dolan

*
By: Kathleen M. Dolan, Trustee

*
By: Matthew J. Dolan, Trustee

Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney

Charles F. Dolan Children Trust FBO Patrick F. Dolan

*
By: Kathleen M. Dolan, Trustee

*
By: Mary S. Dolan, Trustee

CHARLES F. DoLAN 2009 Family Trust FBO Kathleen M. Dolan

CHARLES F. DoLAN 2009 Family Trust FBO Deborah A. Dolan-Sweeney

CHARLES F. DoLAN 2009 Family Trust FBO Marianne E. Dolan Weber

CHARLES F. DoLAN 2009 Family Trust FBO Thomas C. Dolan

CHARLES F. DoLAN 2009 Family Trust FBO James L. Dolan

CHARLES F. DoLAN 2009 Family Trust FBO PATRICK F. DOLAN

CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan

CFD 2010 Grandchildren Trust FBO Descendants of marianne dolan weber

CFD 2010 Grandchildren Trust FBO Descendants of deborah dolan-sweeney

CFD 2021 GC TRUST FBO KEVYN A. DOLAN

CFD 2021 GC TRUST FBO TARA E. DOLAN

*
By: Mary S. Dolan, Trustee

*
By: Corby Dolan Leinauer, Trustee

Ryan Dolan 1989 Trust

Tara Dolan 1989 Trust

*
By: Kathleen M. Dolan, Trustee

KATHLEEN M. DOLAN 2012 DESCENDANTS TRUST

*
By: Paul J. Dolan, Trustee

*
By: Mary S. Dolan, Trustee

DEBORAH A. DOLAN SWEENEY 2012 DESCENDANTS TRUST

/s/ Brian G. Sweeney
By: Brian G. Sweeney, Trustee

MARIANNE E. DOLAN WEBER 2012 DESCENDANTS TRUST

*
By: Richard Bacarri, Trustee

PATRICK F. DOLAN 2012 DESCENDANTS TRUST

*
By: Deborah Dolan-Sweeney, Trustee

CFD 2010 GRANDCHILDREN TRUST FBO AIDAN DOLAN

CFD 2010 GRANDCHILDREN TRUST FBO QUENTIN DOLAN

*
By: Kristin Dolan, Trustee

*By:	/s/ Brian G. Sweeney
Brian G. Sweeney
as Attorney-in-Fact

+By:	/s/ Dennis H. Javer
Dennis H. Javer
as Attorney-in-Fact